Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2006

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words ‘‘expect,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘project,’’ ‘‘anticipate,’’ ‘‘seek,’’ ‘‘will,’’ and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2005.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2005, December 31, 2004 and December 31, 2003, which was derived from the Company's audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, ‘‘common shares’’ refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM - Not meaningful; NA - Not Applicable; LTM - Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

iii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,		Previous Quarter Change	Previous Year to Date Change
		2006	2005	2006	2005
HIGHLIGHTS	Net income (loss)	$128,230	($376,989)	$299,316	($170,713)	134.0%	275.3%
	Net income (loss) available to common shareholders	124,355	(376,989)	287,691	(170,713)	133.0%	268.5%
	Operating income (loss) [a]	137,228	(377,799)	307,344	(163,340)	136.3%	288.2%
	Operating income (loss) available to common shareholders [a]	133,353	(377,799)	295,719	(163,340)	135.3%	281.0%
	Operating cash flow	165,445	262,717	545,593	734,902	(37.0)%	(25.8)%
	Gross premiums written	476,213	370,565	1,498,847	1,476,245	28.5%	1.5%
	Net premiums earned	407,975	441,166	1,234,859	1,316,685	(7.5)%	(6.2)%
	Total assets	7,075,474	6,148,268	7,075,474	6,148,268	15.1%	15.1%
	Total shareholders' equity	2,117,174	1,558,095	2,117,174	1,558,095	35.9%	35.9%
PER SHARE	Basic earnings (loss) per common share
AND SHARES DATA	Net income (loss) (as reported)	$1.87	($6.26)	$4.33	($2.81)	129.9%	254.1%
	Operating income (loss) (as reported) [a]	$2.01	($6.27)	$4.45	($2.69)	132.0%	265.5%
	Diluted earnings (loss) per common share
	Net income (loss) (as reported)	$1.74	($6.26)	$4.03	($2.81)	127.8%	243.2%
	Operating income (loss) (as reported) [a]	$1.87	($6.27)	$4.14	($2.69)	129.7%	253.9%
As Reported	Weighted average common shares outstanding	66,339	60,210	66,393	60,707	10.2%	9.4%
	Weighted average common shares outstanding
	and dilutive potential common shares	71,487	60,210	71,428	60,707	18.7%	17.7%
Book Value Per	Book value [b]	$28.87	$25.88	$28.87	$25.88	11.6%	11.6%
Common Share	Diluted book value (treasury stock method) [b]	$26.52	$23.71	$26.52	$23.71	11.9%	11.9%
FINANCIAL RATIOS	Return on average common equity (ROAE), net income (loss) [c]	6.8%	(21.3)%	16.0%	(10.0)%	28.1	26.0
	ROAE, operating income (loss) [a] [c]	7.3%	(21.3)%	16.5%	(9.6)%	28.6	26.0
	Return on beg. common equity (ROBE), net income (loss) [c]	7.2%	(19.0)%	17.2%	(9.2)%	26.1	26.4
	ROBE, operating income (loss) [a]	7.7%	(19.0)%	17.7%	(8.8)%	26.7	26.5
	Annualized ROAE, net income [c]	27.2%	(85.1)%	21.4%	(13.3)%	112.3	34.7
	Annualized ROAE, operating income [a] [c]	29.2%	(85.3)%	22.0%	(12.7)%	114.5	34.7
	Annualized ROBE, net income	28.6%	(75.9)%	22.9%	(12.2)%	104.5	35.2
	Annualized ROBE, operating income [a]	30.7%	(76.0)%	23.6%	(11.7)%	106.8	35.3
	Annualized investment yield	4.8%	4.5%	4.8%	4.1%	0.4	0.7
	Loss ratio	46.1%	177.8%	56.4%	96.0%	(131.7)	(39.6)
GAAP	Acquisition expense ratio	19.3%	17.0%	18.5%	19.1%	2.3	(0.6)
	General and administrative expense ratio	12.7%	9.6%	11.8%	8.8%	3.1	3.0
	Combined ratio	78.1%	204.4%	86.7%	123.9%	(126.3)	(37.2)
STAT	Acquisition expense ratio	25.0%	15.6%	18.6%	18.1%	9.4	0.5
	General and administrative expense ratio	13.5%	12.1%	10.9%	8.1%	1.4	2.8
	Combined ratio	84.6%	205.5%	85.9%	122.2%	(120.9)	(36.3)

[a]	Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 23 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 24.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME – QUARTERLY

	QUARTER ENDED
	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	SEPT. 30, 2005	SEPT. 30, 2004
UNDERWRITING REVENUES
Gross premiums written	$ 476,213	$ 451,253	$ 571,381	$ 192,632	$ 370,565	$ 367,865
Premiums ceded	(90,791)	(42,575)	(28,372)	(15,695)	(21,921)	(10,165)
Net premiums written	$ 385,422	$ 408,678	$ 543,009	$ 176,937	$ 348,644	$ 357,700
Change in unearned premiums	22,553	(2,000)	(122,803)	230,072	92,522	51,787
Net premiums earned	$ 407,975	$ 406,678	$ 420,206	$ 407,009	$ 441,166	$ 409,487
Other underwriting (loss) income	(1,837)	(1,992)	3,501	(7,494)	1,386	—
Total underwriting revenues	$ 406,138	$ 404,686	$ 423,707	$ 399,515	$ 442,552	$ 409,487
UNDERWRITING EXPENSES
Losses and loss expenses	$ 188,033	$ 269,445	$ 238,732	$ 386,360	$ 784,608	$ 308,255
Acquisition expenses	78,460	76,758	73,771	78,488	75,095	81,147
General and administrative expenses	51,932	48,507	45,368	31,862	42,196	32,533
Total underwriting expenses	$ 318,425	$ 394,710	$ 357,871	$ 496,710	$ 901,899	$ 421,935
Underwriting income (loss)	$ 87,713	$ 9,976	$ 65,836	($97,195)	($459,347)	($12,448)
OTHER OPERATING REVENUE/EXPENSES
Net investment income	$ 63,581	$ 60,291	$ 61,544	$ 52,974	$ 49,034	$ 30,978
Interest expense	(7,528)	(7,459)	(7,526)	(7,321)	(5,806)	(3,771)
Amortization of intangibles	(1,158)	(1,158)	(1,158)	(1,158)	(1,158)	(882)
Total other operating revenue/expenses	$ 54,895	$ 51,674	$ 52,860	$ 44,495	$ 42,070	$ 26,325
INCOME (LOSS) BEFORE OTHER ITEMS	$ 142,608	$ 61,650	$ 118,696	($52,700)	($417,277)	$ 13,877
OTHER
Net foreign exchange (losses) gains	($3,633)	$ 11,997	$ 2,886	($2,786)	$ 1,809	$3,089
Net realized (losses) gains on investments	(6,375)	(8,729)	(3,330)	(3,310)	(1,073)	814
Income tax (expense) benefit	(4,370)	(868)	(11,216)	9,025	39,552	9,068
NET INCOME (LOSS)	$ 128,230	$ 64,050	$ 107,036	($49,771)	($376,989)	$ 26,848
Preferred dividends	(3,875)	(3,875)	(3,875)	($2,720)	—	—
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$ 124,355	$ 60,175	$ 103,161	($52,491)	($376,989)	$ 26,848
KEY RATIOS/PER SHARE DATA
Loss ratio	46.1%	66.3%	56.8%	94.9%	177.8%	75.3%
Acquisition expense ratio	19.3%	18.9%	17.6%	19.3%	17.0%	19.8%
General and administrative expense ratio	12.7%	11.9%	10.8%	7.8%	9.6%	7.9%
Combined ratio	78.1%	97.1%	85.2%	122.0%	204.4%	103.0%
Weighted average basic shares outstanding	66,339	66,398	66,445	65,952	60,210	62,043
Weighted average dilutive shares outstanding	71,487	71,109	71,295	65,952	60,210	66,476
Basic earnings (loss) per common share	$ 1.87	$ 0.91	$ 1.55	($0.80)	($6.26)	$ 0.43
Diluted earnings (loss) per common share	$ 1.74	$ 0.85	$ 1.45	($0.80)	($6.26)	$ 0.40
ROAE, net income (loss) [a]	6.8%	3.5%	6.1%	(3.2)%	(21.3)%	1.5%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME – YTD

	NINE MONTHS ENDED			YEAR ENDED
	SEPT. 30, 2006	SEPT. 30, 2005	SEPT. 30, 2004	DEC. 31, 2005	DEC. 31, 2004
UNDERWRITING REVENUES
Gross premiums written	$ 1,498,847	$ 1,476,245	$ 1,439,157	$ 1,668,877	$ 1,711,357
Premiums ceded	(161,738)	(33,833)	(13,851)	(49,528)	(14,337)
Net premiums written	$ 1,337,109	$ 1,442,412	$ 1,425,306	$ 1,619,349	$ 1,697,020
Change in unearned premiums	(102,250)	(125,727)	(204,006)	104,345	(64,420)
Net premiums earned	$ 1,234,859	$ 1,316,685	$ 1,221,300	$ 1,723,694	$ 1,632,600
Other underwriting (loss) income	(328)	2,675	—	(4,818)	—
Total underwriting revenues	$ 1,234,531	$ 1,319,360	$ 1,221,300	$ 1,718,876	$ 1,632,600
UNDERWRITING EXPENSES
Losses and loss expenses	$ 696,210	$ 1,264,583	$ 719,472	$ 1,650,943	$ 937,330
Acquisition expenses	228,989	251,204	249,332	329,692	329,784
General and administrative expenses	145,807	116,174	96,837	148,036	133,725
Total underwriting expenses	$ 1,071,006	$ 1,631,961	$ 1,065,641	$ 2,128,671	$ 1,400,839
Underwriting income (loss)	$ 163,525	($312,601)	$ 155,659	($409,795)	$ 231,761
OTHER OPERATING REVENUE/EXPENSES
Net investment income	$ 185,416	$ 127,478	$ 84,597	$ 180,451	$ 122,059
Interest expense	(22,513)	(16,889)	(5,433)	(24,210)	(9,959)
Amortization of intangibles	(3,474)	(3,536)	(2,770)	(4,694)	(3,990)
Total other operating revenue/expenses	$ 159,429	$ 107,053	$ 76,394	$ 151,547	$ 108,110
INCOME (LOSS) BEFORE OTHER ITEMS	$ 322,954	($205,548)	$ 232,053	($258,248)	$ 339,871
OTHER
Net foreign exchange gains (losses)	$ 11,250	($2,354)	($2,949)	($5,140)	($214)
Net realized (losses) gains on investments	(18,434)	(4,934)	5,376	(8,244)	6,130
Income tax (expense) benefit	(16,454)	42,123	7,996	51,148	9,797
NET INCOME (LOSS)	$ 299,316	($170,713)	$ 242,476	($220,484)	$ 355,584
Preferred dividends	(11,625)	—	—	($2,720)	—
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$ 287,691	($170,713)	$ 242,476	($223,204)	$ 355,584
KEY RATIOS/PER SHARE DATA
Loss ratio	56.4%	96.0%	58.9%	95.8%	57.4%
Acquisition expense ratio	18.5%	19.1%	20.4%	19.1%	20.2%
General and administrative expense ratio	11.8%	8.8%	8.0%	8.6%	8.2%
Combined ratio	86.7%	123.9%	87.3%	123.5%	85.8%
Weighted average basic shares outstanding	66,393	60,707	63,149	62,029	62,781
Weighted average dilutive shares outstanding	71,428	60,707	67,708	62,029	67,283
Basic earnings (loss) per common share	$ 4.33	($2.81)	$ 3.84	($3.60)	$ 5.66
Diluted earnings (loss) per common share	$ 4.03	($2.81)	$ 3.58	($3.60)	$ 5.28
ROAE, net income (loss) [a]	16.0%	(10.0)%	14.2%	(12.6)%	20.3%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	SEPT. 30, 2005	SEPT. 30, 2004
ASSETS
Cash and cash equivalents	$ 527,990	$ 669,583	$ 562,060	$ 468,015	$ 440,184	$ 358,785
Fixed maturity investments available for sale, at fair value	4,652,163	4,323,661	4,310,088	4,323,339	3,916,177	3,210,428
Investments in other ventures, under equity method	223,536	204,272	184,215	161,883	139,065	78,608
Premiums receivable, net	769,462	827,239	798,008	575,109	755,691	647,427
Deferred acquisition costs	196,794	175,717	178,427	166,720	208,210	217,078
Securities lending collateral	349,630	371,407	439,652	408,663	445,415	284,450
Prepaid reinsurance premiums	108,251	56,194	39,617	27,132	21,767	7,057
Losses recoverable	37,447	27,452	26,442	17,248	33,594	22,627
Accrued investment income	37,007	36,740	33,737	33,734	32,392	27,787
Intangible assets	70,255	71,436	65,086	65,633	58,263	31,405
Deferred tax assets	65,738	66,545	61,745	69,360	59,647	13,353
Other assets	37,201	34,693	33,919	35,699	37,863	28,298
TOTAL ASSETS	$ 7,075,474	$ 6,864,939	$ 6,732,996	$ 6,352,535	$ 6,148,268	$ 4,927,303
LIABILITIES
Reserve for losses and loss expenses	$ 2,769,418	$ 2,782,803	$ 2,688,986	$ 2,603,590	$ 2,529,035	$ 1,448,962
Reserve for unearned premiums	997,478	967,844	939,165	803,629	1,029,969	1,033,341
Deposit liabilities	173,992	173,527	151,418	92,523	77,148	—
Reinsurance balances payable	147,218	122,829	102,726	85,281	60,589	25,517
Securities lending payable	349,630	371,407	439,652	408,663	445,415	284,450
Debt	447,151	447,131	447,112	447,092	391,297	247,775
Other liabilities	73,413	62,863	39,949	39,214	56,720	116,434
TOTAL LIABILITIES	$ 4,958,300	$ 4,928,404	$ 4,809,008	$ 4,479,992	$ 4,590,173	$ 3,156,479
SHAREHOLDERS' EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	—	—
Common shares	66,196	66,096	66,256	66,139	59,936	61,680
Additional paid-in capital	1,452,438	1,450,435	1,454,842	1,453,722	1,072,936	1,123,280
Accumulated other comprehensive (loss) income	(11,123)	(82,087)	(55,815)	(19,672)	(8,330)	35,846
Retained earnings	601,663	494,091	450,705	364,354	433,553	550,018
TOTAL SHAREHOLDERS' EQUITY	$ 2,117,174	$ 1,936,535	$ 1,923,988	$ 1,872,543	$ 1,558,095	$ 1,770,824
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 7,075,474	$ 6,864,939	$ 6,732,996	$ 6,352,535	$ 6,148,268	$ 4,927,303
Book value per common share	$ 28.87	$ 26.19	$ 25.93	$ 25.18	$ 25.88	$ 28.61
Diluted book value per common share (treasury stock method)	$ 26.52	$ 24.24	$ 23.96	$ 23.17	$ 23.71	$ 26.69
RATIOS
Debt-to-capital	17.4%	18.8%	18.9%	19.3%	20.1%	12.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

Gross Premiums Written = $1,168 million [a]

[a]	Prior to deposit accounting adjustments.

CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED SEPTEMBER 30, 2006

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$124,235	$37,931	$ 98,387	$47,860	$108,921	$ 65,508	$482,842	($6,629)	$476,213
Net premiums written	$116,146	$22,378	$ 95,620	$ 4,397	$93,931	$ 59,579	$392,051	($6,629)	$385,422
Net premiums earned	$ 87,212	$60,735	$104,558	$15,476	$74,586	$101,363	$443,930	($35,955)	$407,975
Other underwriting loss	—	—	—	—	—	—	—	(1,837)	(1,837)
Total underwriting revenues	$ 87,212	$60,735	$104,558	$15,476	$74,586	$101,363	$443,930	($37,792)	$406,138
UNDERWRITING EXPENSES
Losses and loss expenses	$ 30,074	$10,866	$ 58,875	$ 7,744	$49,421	$ 58,989	$215,969	($27,936)	$188,033
Acquisition expenses	25,069	7,159	26,469	567	4,528	24,547	88,339	(9,879)	78,460
General and administrative expenses	10,644	5,315	9,960	6,571	10,586	8,856	51,932	—	51,932
Total expenses	65,787	23,340	95,304	14,882	64,535	92,392	356,240	(37,815)	318,425
UNDERWRITING INCOME (LOSS)	$ 21,425	$37,395	$9,254	$594	$10,051	$8,971	$ 87,690	$ 23	$ 87,713
GAAP RATIOS
Loss ratio	34.5%	17.9%	56.3%	50.0%	66.2%	58.2%	48.6%	77.7%	46.1%
Acquisition expense ratio	28.7%	11.8%	25.3%	3.7%	6.1%	24.2%	19.9%	27.5%	19.3%
General and administrative expense ratio	12.2%	8.7%	9.5%	42.5%	14.2%	8.7%	11.7%	—	12.7%
Combined ratio	75.4%	38.4%	91.1%	96.2%	86.5%	91.1%	80.2%	105.2%	78.1%
STATUTORY RATIOS
Loss ratio	34.5%	17.9%	56.3%	50.0%	66.2%	58.2%	48.6%	77.7%	46.1%
Acquisition expense ratio	33.3%	19.3%	25.3%	(3.4)%	12.5%	33.8%	25.2%	36.1%	25.0%
General and administrative expense ratio	9.2%	23.8%	10.4%	149.4%	11.3%	14.9%	13.2%	—	13.5%
Combined ratio	77.0%	61.0%	92.0%	196.0%	90.0%	106.9%	87.0%	113.8%	84.6%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED SEPTEMBER 30, 2006

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
AS REPORTED
GAAP RATIOS
Loss ratio	34.5%	17.9%	56.3%	50.0%	66.2%	58.2%	48.6%	77.7%	46.1%
Acquisition expense ratio	28.7%	11.8%	25.3%	3.7%	6.1%	24.2%	19.9%	27.5%	19.3%
General and administrative expense ratio	12.2%	8.7%	9.5%	42.5%	14.2%	8.7%	11.7%	—	12.7%
Combined ratio	75.4%	38.4%	91.1%	96.2%	86.5%	91.1%	80.2%	105.2%	78.1%
EFFECT OF PRIOR YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)
GAAP RATIOS
Loss ratio	15.9%	(1.9)%	2.2%	(13.8)%	10.8%	(7.5)%	3.0%	9.1%	2.5%
NET OF PRIOR PERIOD RESERVE DEVELOPMENT
GAAP RATIOS
Loss ratio	50.4%	16.0%	58.5%	36.2%	77.0%	50.7%	51.6%	86.8%	48.6%
Acquisition expense ratio	28.7%	11.8%	25.3%	3.7%	6.1%	24.2%	19.9%	27.5%	19.3%
General and administrative expense ratio	12.2%	8.7%	9.5%	42.5%	14.2%	8.7%	11.7%	—	12.7%
Combined ratio	91.3%	36.5%	93.3%	82.4%	97.3%	83.6%	83.2%	114.3%	80.6%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
PROPERTY PER RISK TREATY REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	SEPT. 30, 2005	SEPT. 30, 2004
UNDERWRITING REVENUES
Gross premiums written	$124,235	$ 49,998	$122,480	$ 20,626	$70,602	$ 33,964
Net premiums written	$116,146	$ 49,998	$122,480	$ 20,622	$69,338	$ 28,796
Net premiums earned	$ 87,212	$ 89,861	$ 98,109	$ 91,411	$100,552	$106,583
Other underwriting income (loss)	—	—	—	—	—	—
Total underwriting revenues	$ 87,212	$ 89,861	$ 98,109	$ 91,411	$100,552	$106,583
UNDERWRITING EXPENSES
Losses and loss expenses	$ 30,074	$ 83,117	$ 40,435	$ 91,697	$242,860	$105,486
Acquisition expenses	25,069	26,506	20,097	28,362	27,513	31,558
General and administrative expenses	10,644	6,141	7,645	4,984	8,015	5,545
Total expenses	65,787	115,764	68,177	125,043	278,388	142,589
UNDERWRITING INCOME (LOSS)	$ 21,425	($25,903)	$ 29,932	($33,632)	($177,836)	($36,006)
GAAP RATIOS
Loss ratio	34.5%	92.5%	41.2%	100.3%	241.5%	99.0%
Acquisition expense ratio	28.7%	29.5%	20.5%	31.0%	27.4%	29.6%
General and administrative expense ratio	12.2%	6.8%	7.8%	5.5%	8.0%	5.2%
Combined ratio	75.4%	128.8%	69.5%	136.8%	276.9%	133.8%
STATUTORY RATIOS
Loss ratio	34.5%	92.5%	41.2%	100.3%	241.5%	99.0%
Acquisition expense ratio	33.3%	31.7%	20.8%	53.9%	29.2%	7.1%
General and administrative expense ratio	9.2%	12.3%	6.2%	24.2%	11.6%	19.3%
Combined ratio	77.0%	136.5%	68.2%	178.4%	282.3%	125.4%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.

ENDURANCE SPECIALTY HOLDINGS LTD.
PROPERTY CATASTROPHE REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	SEPT. 30, 2005	SEPT. 30, 2004
UNDERWRITING REVENUES
Gross premiums written	$ 37,931	$100,526	$100,804	$ 18,169	$ 54,036	$ 38,413
Net premiums written	$ 22,378	$100,526	$100,804	$ 18,168	$ 50,171	$ 35,476
Net premiums earned	$ 60,735	$ 57,380	$ 53,398	$ 60,390	$ 71,613	$ 65,079
Other underwriting income (loss)	—	—	—	—	—	—
Total underwriting revenues	$ 60,735	$ 57,380	$ 53,398	$ 60,390	$ 71,613	$ 65,079
UNDERWRITING EXPENSES
Losses and loss expenses	$ 10,866	$ 27,668	$ 32,705	$131,679	$172,521	$ 41,885
Acquisition expenses	7,159	7,670	7,811	7,852	6,941	7,248
General and administrative expenses	5,315	8,680	6,734	4,214	6,212	4,651
Total expenses	23,340	44,018	47,250	143,745	185,674	53,784
UNDERWRITING INCOME (LOSS)	$ 37,395	$ 13,362	$ 6,148	($83,355)	($114,061)	$ 11,295
GAAP RATIOS
Loss ratio	17.9%	48.2%	61.3%	218.0%	240.9%	64.4%
Acquisition expense ratio	11.8%	13.4%	14.6%	13.0%	9.7%	11.1%
General and administrative expense ratio	8.7%	15.1%	12.6%	7.0%	8.7%	7.1%
Combined ratio	38.4%	76.7%	88.5%	238.0%	259.3%	82.6%
STATUTORY RATIOS
Loss ratio	17.9%	48.2%	61.3%	218.0%	240.9%	64.4%
Acquisition expense ratio	19.3%	11.5%	12.0%	13.0%	11.0%	12.0%
General and administrative expense ratio	23.8%	8.6%	6.7%	23.2%	12.4%	13.1%
Combined ratio	61.0%	68.3%	80.0%	254.2%	264.3%	89.5%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.

ENDURANCE SPECIALTY HOLDINGS LTD.
CASUALTY TREATY REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	SEPT. 30, 2005	SEPT. 30, 2004
UNDERWRITING REVENUES
Gross premiums written	$ 98,387	$ 79,426	$205,469	$ 51,588	$101,146	$164,495
Net premiums written	$ 95,620	$ 74,716	$203,466	$ 51,367	$ 98,529	$164,468
Net premiums earned	$104,558	$119,731	$151,047	$113,830	$107,132	$ 94,904
Other underwriting income (loss)	—	—	—	—	—	—
Total underwriting revenues	$104,558	$119,731	$151,047	$113,830	$107,132	$ 94,904
UNDERWRITING EXPENSES
Losses and loss expenses	$ 58,875	$ 59,224	$ 85,960	$ 49,216	$ 59,702	$ 62,007
Acquisition expenses	26,469	34,002	42,521	33,633	26,005	21,748
General and administrative expenses	9,960	8,043	12,165	7,567	10,021	10,273
Total expenses	95,304	101,269	140,646	90,416	95,728	94,028
UNDERWRITING INCOME	$ 9,254	$ 18,462	$ 10,401	$ 23,414	$ 11,404	$ 876
GAAP RATIOS
Loss ratio	56.3%	49.5%	56.9%	43.2%	55.7%	65.4%
Acquisition expense ratio	25.3%	28.4%	28.2%	29.5%	24.3%	22.9%
General and administrative expense ratio	9.5%	6.7%	8.1%	6.7%	9.4%	10.8%
Combined ratio	91.1%	84.6%	93.2%	79.4%	89.4%	99.1%
STATUTORY RATIOS
Loss ratio	56.3%	49.5%	56.9%	43.2%	55.7%	65.4%
Acquisition expense ratio	25.3%	33.7%	25.1%	33.5%	22.3%	27.9%
General and administrative expense ratio	10.4%	10.5%	6.0%	14.7%	10.2%	6.2%
Combined ratio	92.0%	93.7%	88.0%	91.4%	88.2%	99.5%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.

ENDURANCE SPECIALTY HOLDINGS LTD.
PROPERTY INDIVIDUAL RISK SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	SEPT. 30, 2005	SEPT. 30, 2004
UNDERWRITING REVENUES
Gross premiums written	$ 47,860	$ 52,590	$ 28,574	$ 25,694	$ 27,736	$ 25,467
Net premiums written	$ 4,397	$ 26,699	$ 10,690	$ 16,068	$ 20,147	$ 23,930
Net premiums earned	$ 15,476	$ 18,384	$ 21,058	$ 25,201	$ 24,995	$ 26,953
Other underwriting income (loss)	—	—	—	—	—	—
Total underwriting revenues	$ 15,476	$ 18,384	$ 21,058	$ 25,201	$ 24,995	$ 26,953
UNDERWRITING EXPENSES
Losses and loss expenses	$ 7,744	$ 23,347	($5,461)	$ 17,437	$ 120,349	$ 16,975
Acquisition expenses	567	729	1,291	2,002	2,665	3,105
General and administrative expenses	6,571	5,857	3,823	2,826	3,064	2,761
Total expenses	14,882	29,933	(347)	22,265	126,078	22,841
UNDERWRITING INCOME (LOSS)	$ 594	($11,549)	$ 21,405	$ 2,936	($101,083)	$ 4,112
GAAP RATIOS
Loss ratio	50.0%	127.0%	(25.9)%	69.2%	481.5%	63.0%
Acquisition expense ratio	3.7%	4.0%	6.1%	7.9%	10.7%	11.5%
General and administrative expense ratio	42.5%	31.9%	18.2%	11.2%	12.2%	10.2%
Combined ratio	96.2%	162.9%	(1.6)%	88.3%	504.4%	84.7%
STATUTORY RATIOS
Loss ratio	50.0%	127.0%	(25.9)%	69.2%	481.5%	63.0%
Acquisition expense ratio	(3.4)%	(1.2)%	3.6%	3.8%	6.2%	11.3%
General and administrative expense ratio	149.4%	21.9%	35.8%	17.6%	15.2%	11.5%
Combined ratio	196.0%	147.7%	13.5%	90.6%	502.9%	85.8%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.

ENDURANCE SPECIALTY HOLDINGS LTD.
CASUALTY INDIVIDUAL RISK SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	SEPT. 30, 2005	SEPT. 30, 2004
UNDERWRITING REVENUES
Gross premiums written	$ 108,921	$ 106,633	$ 51,583	$ 72,679	$ 83,247	$ 59,993
Net premiums written	$ 93,931	$ 96,482	$ 46,002	$ 66,417	$ 78,161	$ 59,993
Net premiums earned	$ 74,586	$ 69,969	$ 69,368	$ 69,828	$ 66,530	$ 61,406
Other underwriting income (loss)	—	—	—	—	—	—
Total underwriting revenues	$ 74,586	$ 69,969	$ 69,368	$ 69,828	$ 66,530	$ 61,406
UNDERWRITING EXPENSES
Losses and loss expenses	$ 49,421	$ 46,821	$ 47,068	$ 33,772	$ 47,046	$ 40,547
Acquisition expenses	4,528	3,364	3,355	3,522	3,281	5,831
General and administrative expenses	10,586	10,405	5,613	7,554	7,599	5,501
Total expenses	64,535	60,590	56,036	44,848	57,926	51,879
UNDERWRITING INCOME (LOSS)	$ 10,051	$ 9,379	$ 13,332	$ 24,980	$ 8,604	$ 9,527
GAAP RATIOS
Loss ratio	66.2%	66.9%	67.9%	48.4%	70.7%	66.0%
Acquisition expense ratio	6.1%	4.8%	4.8%	5.0%	5.0%	9.5%
General and administrative expense ratio	14.2%	14.9%	8.1%	10.8%	11.4%	9.0%
Combined ratio	86.5%	86.6%	80.8%	64.2%	87.1%	84.5%
STATUTORY RATIOS
Loss ratio	66.2%	66.9%	67.9%	48.4%	70.7%	66.0%
Acquisition expense ratio	12.5%	6.4%	3.0%	5.3%	4.5%	6.4%
General and administrative expense ratio	11.3%	10.8%	12.2%	11.4%	9.7%	9.2%
Combined ratio	90.0%	84.1%	83.1%	65.1%	84.9%	81.6%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.

ENDURANCE SPECIALTY HOLDINGS LTD.
AEROSPACE AND OTHER SPECIALTY LINES SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	SEPT. 30, 2005	SEPT. 30, 2004
UNDERWRITING REVENUES
Gross premiums written	$ 65,508	$ 108,192	$ 161,620	$ 25,032	$ 69,077	$ 45,533
Net premiums written	$ 59,579	$ 106,369	$ 158,716	$ 25,451	$ 67,577	$ 45,037
Net premiums earned	$101,363	$ 101,524	$ 83,983	$ 80,784	$ 91,077	$ 54,562
Other underwriting income (loss)	—	—	—	—	—	—
Total underwriting revenues	$101,363	$ 101,524	$ 83,983	$ 80,784	$ 91,077	$ 54,562
UNDERWRITING EXPENSES
Losses and loss expenses	$ 58,989	$ 70,267	$ 69,298	$ 96,128	$154,972	$ 41,355
Acquisition expenses	24,547	19,200	19,267	12,322	14,881	11,657
General and administrative expenses	8,856	9,381	9,388	4,717	7,285	3,802
Total expenses	92,392	98,848	97,953	113,167	177,138	56,814
UNDERWRITING INCOME (LOSS)	$ 8,971	$ 2,676	($13,970)	($32,383)	($86,061)	($2,252)
GAAP RATIOS
Loss ratio	58.2%	69.2%	82.5%	119.0%	170.2%	75.8%
Acquisition expense ratio	24.2%	18.9%	22.9%	15.3%	16.3%	21.3%
General and administrative expense ratio	8.7%	9.3%	11.2%	5.8%	8.0%	7.0%
Combined ratio	91.1%	97.4%	116.6%	140.1%	194.5%	104.1%
STATUTORY RATIOS
Loss ratio	58.2%	69.2%	82.5%	119.0%	170.2%	75.8%
Acquisition expense ratio	33.8%	21.1%	15.5%	11.1%	18.9%	21.8%
General and administrative expense ratio	14.9%	8.8%	5.9%	18.5%	10.8%	8.4%
Combined ratio	106.9%	99.1%	103.9%	148.6%	199.9%	106.0%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$ 296,713	$ 239,261	$ 383,282	$ 129,024	$ 267,137	$ 335,320	$ 1,650,737	($151,890)	$ 1,498,847
Net premiums written	$ 288,624	$ 223,708	$ 373,802	$ 41,786	$ 236,415	$ 324,664	$ 1,488,999	($151,890)	$ 1,337,109
Net premiums earned	$ 275,182	$ 171,513	$ 375,336	$ 54,918	$ 213,923	$ 286,870	$ 1,377,742	($142,883)	$ 1,234,859
Other underwriting income	—	—	—	—	—	—	—	(328)	(328)
Total underwriting revenues	$ 275,182	$ 171,513	$ 375,336	$ 54,918	$ 213,923	$ 286,870	$ 1,377,742	($143,211)	$ 1,234,531
UNDERWRITING EXPENSES
Losses and loss expenses	$ 153,626	$ 71,240	$ 204,059	$ 25,630	$ 143,310	$ 198,554	$ 796,419	($100,209)	$ 696,210
Acquisition expenses	71,671	22,640	101,986	2,586	11,248	63,013	273,144	(44,155)	228,989
General and administrative expenses	24,430	20,729	30,168	16,251	26,604	27,625	145,807	—	145,807
Total expenses	249,727	114,609	336,213	44,467	181,162	289,192	1,215,370	(144,364)	1,071,006
UNDERWRITING INCOME (LOSS)	$ 25,455	$ 56,904	$ 39,123	$ 10,451	$ 32,761	($2,322)	$ 162,372	$ 1,153	$ 163,525
GAAP RATIOS
Loss ratio	55.8%	41.5%	54.4%	46.7%	67.0%	69.2%	57.8%	70.1%	56.4%
Acquisition expense ratio	26.0%	13.2%	27.2%	4.7%	5.3%	22.0%	19.8%	30.9%	18.5%
General and administrative expense ratio	8.9%	12.1%	8.0%	29.6%	12.4%	9.6%	10.6%	—	11.8%
Combined ratio	90.7%	66.8%	89.6%	81.0%	84.7%	100.8%	88.2%	101.0%	86.7%
STATUTORY RATIOS
Loss ratio	55.8%	41.5%	54.4%	46.7%	67.0%	69.2%	57.8%	70.1%	56.4%
Acquisition expense ratio	27.7%	12.5%	26.9%	(0.2)%	8.2%	20.7%	19.8%	30.6%	18.6%
General and administrative expense ratio	8.5%	9.3%	8.1%	38.9%	11.3%	8.5%	9.8%	—	10.9%
Combined ratio	92.0%	63.3%	89.4%	85.4%	86.5%	98.4%	87.4%	100.7%	85.9%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company Sub-total	Deposit Accounting Adjustment [a]	Reported Totals
AS REPORTED
GAAP RATIOS
Loss ratio	55.8%	41.5%	54.4%	46.7%	67.0%	69.2%	57.8%	70.1%	56.4%
Acquisition expense ratio	26.0%	13.2%	27.2%	4.7%	5.3%	22.0%	19.8%	30.9%	18.5%
General and administrative expense ratio	8.9%	12.1%	8.0%	29.6%	12.4%	9.6%	10.6%	—	11.8%
Combined ratio	90.7%	66.8%	89.6%	81.0%	84.7%	100.8%	88.2%	101.0%	86.7%
EFFECT OF PRIOR YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)
GAAP RATIOS
Loss ratio	8.7%	(22.0)%	6.4%	48.6%	9.4%	(9.5)%	2.2%	(0.9)%	2.5%
NET OF PRIOR PERIOD RESERVE DEVELOPMENT
GAAP RATIOS
Loss ratio	64.5%	19.5%	60.8%	95.3%	76.4%	59.7%	60.0%	69.2%	58.9%
Acquisition expense ratio	26.0%	13.2%	27.2%	4.7%	5.3%	22.0%	19.8%	30.9%	18.5%
General and administrative expense ratio	8.9%	12.1%	8.0%	29.6%	12.4%	9.6%	10.6%	—	11.8%
Combined ratio	99.4%	44.8%	96.0%	129.6%	94.1%	91.3%	90.4%	100.1%	89.2%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

NINE MONTHS ENDED SEPTEMBER 30, 2006
Average common equity [a]	$ 1,794,859
Net premiums earned	$ 1,234,859
Combined ratio	86.7%
Operating margin	13.3%
Premium leverage	0.69x
Implied ROAE from underwriting activity	9%
Average cash and invested assets at amortized cost	$ 5,215,717
Investment leverage	2.91x
Year to date investment income yield, pretax	3.55%
Implied ROAE from investment activity	10%
Financing Costs [b]	2%
Implied Pre-tax Operating ROAE, for period	17%
Implied Pre-tax Operating ROAE, annualized	23%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

Year Ended December 31,
	3Q 2006	2Q 2006	1Q 2006	4Q 2005	2005	2004
Average common equity [a]	$ 1,826,855	$ 1,730,262	$ 1,698,266	$ 1,615,319	$ 1,767,499	$ 1,753,635
Net premiums earned	$ 407,975	$ 406,678	$ 420,206	407,009	$ 1,723,694	$ 1,632,600
Operating leverage	0.22x	0.24x	0.25x	0.25x	0.98x	0.93x
Annualized operating leverage	0.89x	0.94x	0.99x	1.01x	0.98x	0.93x
Avg. cash and invested assets at amortized cost	$ 5,215,717	$ 5,219,192	$ 5,064,789	$ 4,750,427	$ 4,463,908	$ 3,277,276
Investment leverage	2.86x	3.02x	2.98x	2.94x	2.53x	1.87x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF SEPTEMBER 30, 2006

Type of Investment			Fair Value	Percentage
Cash and equivalents [a]			$ 524,990	9.7%
U.S. government and agencies			1,072,328	19.9%
Corporate securities			789,599	14.6%
Foreign government			219,855	4.1%
Municipals			7,879	0.2%
Asset-backed securities			682,501	12.6%
Mortgage-backed securities			1,880,000	34.8%
Investments in other ventures			223,536	4.1%
Total			$ 5,400,688	100.0%
Ratings			Fair Value	Percentage
U.S. Government and agencies			$ 1,072,328	22.0%
AAA/Aaa			2,938,784	60.3%
AA/Aa			269,225	5.5%
A/A			316,563	6.5%
BBB and below			55,262	1.2%
Investments in other ventures/Not rated			223,536	4.5%
Total			$ 4,875,698	100.0%
Performance				September 30, 2006
Annualized yield, year to date [b]				4.8%
Duration [c]				2.48
Investment Income	Quarter Ended September 30, 2006	Quarter Ended June 30, 2006	Quarter Ended March 31, 2006	Quarter Ended December 31, 2005
Income from investments in other ventures	$ 4,014	$ 4,557	$ 9,332	$ 2,818
Total net investment income	$ 63,581	$ 59,209	$ 60,474	$ 52,976

Note:	[a] Cash and equivalents are shown net of investments pending settlement.

[b] Annualized yield excludes realized and unrealized gains and losses on fixed maturity investments.

[c] Duration excludes investments in other ventures.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER ENDED SEPT. 30, 2006	QUARTER ENDED JUNE 30, 2006	QUARTER ENDED MARCH 31, 2006	QUARTER ENDED DEC. 31, 2005
Incurred related to:
Current year	$ 198,073	$ 247,863	$ 281,273	$ 451,197
Prior years	(10,040)	21,582	(42,541)	(64,837)
Total incurred	188,033	269,445	238,732	386,360
Paid related to:
Current year	($19,698)	($1,923)	($6,776)	($229,008)
Prior years	(194,221)	(185,676)	(156,623)	(57,124)
Total paid	(213,919)	(187,599)	(163,399)	(286,132)

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

FAVORABLE (ADVERSE) DEVELOPMENT DURING THE NINE MONTHS ENDED SEPTEMBER 30, 2006

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
Incurred related to prior years
Quarter ended March 31, 2006	$ 29,255	($10,100)	$ 7,635	$ 23,746	$ 4,109	($12,104)	$ 42,541
Quarter ended June 30, 2006	(13,862)	(26,471)	13,259	5,102	7,966	(7,576)	(21,582)
Quarter ended September 30, 2006	11,197	(1,176)	1,818	(2,142)	8,083	(7,740)	10,040
Nine months ended September 30, 2006	$ 26,590	($37,747)	$ 22,712	$ 26,706	$ 20,158	($27,420)	$ 30,999

FAVORABLE (ADVERSE) DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2005

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
Incurred related to prior years
Quarter ended March 31, 2005	$ 28,900	$ 5,146	$ 1,929	($2,477)	$ 12,265	$ 238	$ 46,001
Quarter ended June 30, 2005	11,994	2,117	(9,670)	6,788	9,361	7,158	27,748
Quarter ended September 30, 2005	13,506	1,667	2,530	2,351	438	3,384	23,876
Quarter ended December 31, 2005	19,441	(4,694)	11,971	12,299	16,971	8,849	64,837
Year ended December 31, 2005	$ 73,841	$ 4,236	$ 6,760	$ 18,961	$ 39,035	$ 19,629	$ 162,462

FAVORABLE (ADVERSE) DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2004

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
Incurred related to prior years
Quarter ended March 31, 2004	$ 2,392	$ 7,288	$ 1,827	$ 6,294	$ 372	$ 1,199	$ 19,372
Quarter ended June 30, 2004	10,467	10,000	4,020	3,486	6,396	6,325	40,694
Quarter ended September 30, 2004	18,047	17,643	5,401	3,082	1,851	4,909	50,933
Quarter ended December 31, 2004	17,132	5,483	(11,170)	2,881	6,491	4,864	25,681
Year ended December 31, 2004	$ 48,038	$ 40,414	$ 78	$ 15,743	$ 15,110	$ 17,297	$ 136,680

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company	Deposit Accounting Adjustment [a]	Reported Totals
AT SEPT. 30, 2006
Case reserves	$ 359,761	$ 142,663	$ 198,337	$ 152,447	$ 8,303	$ 259,443	$ 1,120,954	($52,631)	$ 1,068,323
Total reserves	$ 489,305	$ 184,772	$ 841,588	$ 193,275	$ 615,947	$ 567,146	$ 2,892,033	($122,615)	$ 2,769,418
Case reserves / Total reserves	73.5%	77.2%	23.6%	78.9%	1.3%	45.7%	38.8%	42.9%	38.6%
IBNR / Total reserves	26.5%	22.8%	76.4%	21.1%	98.7%	54.3%	61.2%	57.1%	61.4%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company's underwriting results by segment to the Company's financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
		2006	2005	2006	2005
DILUTIVE SHARES	Average market price per share	$ 32.62	$ 37.16	$ 32.09	$ 36.42
OUTSTANDING:
AS REPORTED	Basic weighted average common shares outstanding	66,339	60,210	66,393	60,707
	Add: weighted ave. unvested restricted share units	868	664	802	621
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$12,396	$12,687	$12,396	$12,687
	Less: restricted share units bought back via treasury method	(380)	(664)	(386)	(621)
	Add: weighted ave. dilutive warrants outstanding	7,202	7,202	7,202	7,202
	Weighted average exercise price per share	$ 17.12	$ 18.12	$ 17.12	$ 18.12
	Less: warrants bought back via treasury method	(3,781)	(7,202)	(3,843)	(7,202)
	Add: weighted ave. dilutive options outstanding	2,885	3,177	2,984	3,210
	Weighted average exercise price per share	$ 18.57	$ 18.69	$ 18.52	$ 18.70
	Proceeds from unrecognized option expense	$ 108	$ 540	$ 108	$ 540
	Less: options bought back via treasury method	(1,646)	(3,177)	(1,724)	(3,210)
	Weighted average dilutive shares outstanding	71,487	60,210	71,428	60,707

Note:	Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS No. 123R also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME (LOSS) RECONCILIATION
EARNINGS (LOSS) PER SHARE INFORMATION — AS REPORTED, GAAP

	QUARTER ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2006	2005	2006	2005
Net income (loss)	$128,230	($376,989)	$ 299,316	($170,713)
Add (Less) after-tax items:
Net foreign exchange losses (gains)	2,918	(1,480)	(8,183)	3,012
Net realized losses on investments	6,080	670	16,211	4,361
Operating income (loss) before preferred dividends	$137,228	($377,799)	$ 307,344	($163,340)
Preferred dividends	(3,875)	—	(11,625)	—
Operating income (loss) available to common shareholders	$133,353	($377,799)	$ 295,719	($163,340)
Weighted average common shares outstanding
Basic	66,339	60,210	66,393	60,707
Dilutive	71,487	60,210	71,428	60,707
Basic per common share data
Net income (loss) available to common shareholders	$ 1.87	($6.26)	$ 4.33	($2.81)
Add (Less) after-tax items:
Net foreign exchange losses (gains)	0.05	(0.02)	(0.12)	0.05
Net realized losses on investments	0.09	0.01	0.24	0.07
Operating income (loss) available to common shareholders	$ 2.01	($6.27)	$ 4.45	($2.69)
Diluted per common share data
Net income (loss) available to common shareholders	$ 1.74	($6.26)	$ 4.03	($2.81)
Add (Less) after-tax items:
Net foreign exchange losses (gains)	0.04	(0.02)	(0.12)	0.05
Net realized losses on investments	0.09	0.01	0.23	0.07
Operating income (loss) available to common shareholders	$ 1.87	($6.27)	$ 4.14	($2.69)

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER COMMON SHARE

		SEPTEMBER 30,
		2006	2005	DEC. 31, 2005
DILUTIVE COMMON
SHARES OUTSTANDING:	Price per share at period end	$ 35.26	$ 34.11	$ 35.85
AS-IF CONVERTED [a]	Basic common shares outstanding [b]	66,416	60,216	66,413
	Add: unvested restricted share units	814	687	652
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$ 17.12	$ 18.12	$ 17.87
	Add: dilutive options outstanding	2,853	3,174	3,082
	Weighted average exercise price per share	$ 18.59	$ 18.69	$ 18.45
	Book Value [c]	$ 1,917,174	$ 1,558,095	$ 1,672,543
	Add: proceeds from converted warrants	123,304	130,507	128,706
	Add: proceeds from converted options	53,031	59,313	56,845
	Pro forma book value	$ 2,093,509	$ 1,747,915	$ 1,858,094
	Dilutive shares outstanding	77,285	71,279	77,349
	Basic book value per common share	$ 28.87	$ 25.88	$ 25.18
	Diluted book value per common share	$ 27.09	$ 24.52	$ 24.02

DILUTIVE COMMON
SHARES OUTSTANDING:	Price per share at period end	$ 35.26	$ 34.11	$ 35.85
TREASURY STOCK	Basic common shares outstanding [b]	66,416	60,216	66,413
METHOD
	Add: unvested restricted share units	814	687	652
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$ 17.12	$ 18.12	$ 17.87
	Less: warrants bought back via treasury method	(3,497)	(3,826)	(3,591)
	Add: dilutive options outstanding	2,853	3,174	3,082
	Weighted average exercise price per share	$ 18.59	$ 18.69	$ 18.45
	Less: options bought back via treasury method	(1,503)	(1,739)	(1,585)
	Dilutive shares outstanding	72,285	65,714	72,173
	Basic book value per common share	$ 28.87	$ 25.88	$ 25.18
	Diluted book value per common share	$ 26.52	$ 23.71	$ 23.17

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares include vested restricted share units.

[c] Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	NINE MONTHS ENDED SEPT. 30, 2006	YEAR ENDED DECEMBER 31,
		2005	2004	2003	2002
Net income (loss) available to common shareholders	$ 287,691	($223,204)	$ 355,584	$ 263,437	$ 102,066
Dividends paid to common shareholders	(49,650)	(61,695)	(50,346)	(20,505)	—
Shareholders' equity [a]	1,917,174	1,672,543	1,862,455	1,644,815	1,217,500
Return on beginning equity	17.2%	(12.0)%	21.6%	21.6%
Dividend payout ratio [b]	3.0%	3.3%	3.1%	1.7%
Dilutive common shares outstanding	72,285	72,173	66,729	68,445	56,017
Diluted book value per common share	$ 26.52	$ 23.17	$ 27.91	$ 24.03	$ 21.73
(treasury stock method)
Change in diluted book value per common share	14.4%	(17.0)%	16.1%	10.6%
Total return to common shareholders [c]	17.4%	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders' equity.

[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 23 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 24 for a reconciliation of diluted book value per common share to basic book value per common share.